UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

KINDRED HEALTHCARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 17, 2012.

Meeting Information
Meeting Type:	Annual
For holders as of:	March 23, 2012
Date: May 17, 2012	Time: 10:00 a.m., local time
Location: The Warwick New York Hotel
65 West 54th Street
New York, New York 10019

KINDRED HEALTHCARE, INC. 680 SOUTH FOURTH STREET LOUISVILLE, KY 40202-2412	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        PROXY CARD        ANNUAL REPORT/FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, including documents for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET: www.proxyvote.com

                               2) BY TELEPHONE: 1-800-579-1639

                               3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person, you will receive a ballot to vote these shares. Driving directions to the annual meeting can be found along with the proxy materials at www.proxyvote.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors
Nominees:		The Board of Directors recommends you vote FOR the following proposals:

1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k.	Edward L. Kuntz Joel Ackerman Jonathan D. Blum Thomas P. Cooper, M.D. Paul J. Diaz Christopher T. Hjelm Isaac Kaufman Frederick J. Kleisner Eddy J. Rogers, Jr. John H. Short, Ph.D. Phyllis R. Yale	2.	PROPOSAL TO APPROVE, ON ANY ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM.

		3.	PROPOSAL TO APPROVE THE KINDRED HEALTHCARE, INC. 2012 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS.
		4.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.

The Board of Directors recommends you vote AGAINST the following proposal:
		5.	SHAREHOLDER PROPOSAL TO REQUEST THE BOARD OF DIRECTORS TO TAKE THOSE ACTIONS DESCRIBED IN “PROPOSAL 5. SHAREHOLDER PROPOSAL” IN THE ACCOMPANYING PROXY STATEMENT.